UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 9, 2010

INTERVEST BANCSHARES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-23377	13-3699013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Rockefeller Plaza, Suite 400 New York, New York	10020-2002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number Including Area Code: (212) 218-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 9, 2010, the Compensation Committee of the Board of Directors of Intervest Bancshares Corporation (the “Company”) approved restricted stock awards under the Company’s Long Term Incentive Plan to the Company’s executive officers. The Company participated in the Troubled Asset Relief Program (TARP) Capital Purchase Program (CPP) under the Emergency Economic Stabilization Act of 2008 (EESA), as amended by the American Recovery and Reinvestment Act of 2009 (ARRA). The ARRA places restrictions on the Company’s ability to pay cash bonuses to certain employees, but permits the award of restricted stock subject to certain limitations. The restrictions apply during the period in which the obligations to the Treasury remain outstanding (the “TARP Period”). The Committee granted long term restricted stock awards to the Company’s named executive officers, consistent with those limitations, as follows:

Name and Title	Restricted Stock Award (Shares)	Grant Date Fair Value
Lowell S. Dansker, Chairman and Chief Executive Officer	100,000	$235,000
Keith A. Olsen, President, Intervest National Bank	50,000	$117,500
Stephen A. Helman, Vice President	25,000	$58,750
John J. Arvonio, Chief Financial Officer	10,000	$23,500
John H. Hoffmann, Vice President, Intervest National Bank	5,000	$11,750

The awards vest on December 9, 2013, subject to the participant’s continued employment with the Company and subject to accelerated vesting upon the death or disability of the participant or upon a change in control of the Company. The shares of common stock, upon vesting, will be subject to the restrictions on transfer included in the TARP rules until the Company repays all or a portion of the TARP CPP investment.

On December 9, 2010, the Compensation Committee also approved restricted stock awards to the non-employee directors of the Company. Each of the non-employee directors received an award of 15,000 shares of restricted stock, and the grant date fair value for each award was $35,250. The restricted stock awards vest on the third anniversary date of the award.

The restricted stock awards are subject to other terms and conditions of the Long Term Incentive Plan and to the form of Restricted Stock Award Agreement.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Form of Restricted Stock Award Agreement (Named Executive Officer)

10.2	Form of Restricted Stock Award Agreement (Directors)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERVEST BANCSHARES CORPORATION

Date: December 15, 2010	By:	/s/ Lowell S. Dansker
Lowell S. Dansker
Chairman and Chief Executive Officer (Principal Executive Officer)